[Alcoa logo] 3 rd Quarter Earnings Conference 1 October 8, 2014 Exhibit 99.2

Cautionary Statement
2 [Alcoa logo]
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. Forward-looking statements include those containing such words as
“anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “sees,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace, and other applications; targeted financial results or operating performance; statements about Alcoa’s strategies, outlook, and business and financial prospects; and statements regarding Alcoa’s portfolio transformation and the proposed acquisition of the Firth Rixson business, including the expected benefits of the transaction and Firth Rixson’s expected sales growth and contribution to revenues and EBITDA. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Forward-looking statements are subject to a number of known and unknown risks and uncertainties and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (a)
material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including aerospace, automotive, commercial transportation, building and construction, packaging, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in its Global Rolled
Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, technology, and other initiatives; (h) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from sales of non-core assets, or from newly constructed, expanded, or acquired facilities, or from international joint ventures, including the joint venture in Saudi Arabia; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, imposition of sanctions, expropriation of assets, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the impact of cyber attacks and potential information technology or data security breaches; (l) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals, or the inability to satisfy the other closing conditions to the proposed Firth Rixson acquisition; (m) the risk that the Firth Rixson business will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (n) the possibility that certain assumptions with respect to Firth Rixson or the proposed transaction could prove to be inaccurate; (o) the loss of customers, suppliers and other business relationships of Alcoa or Firth Rixson as a result of the proposed acquisition; and (p) the other risk factors summarized in Alcoa’s Form 10-K for the year ended December 31, 2013, Forms 10-Q for the quarters ended March 31, 2014 and June 30, 2014, and other reports filed with the Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. The common shares of Alcoa to be issued in the Firth Rixson acquisition will only be issued pursuant to the terms of the definitive agreement for the acquisition of Firth Rixson.
Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix. Alcoa has not provided a reconciliation of any forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure, due primarily to variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to Alcoa without unreasonable effort.

Delivering Strong
Operational
Performance
Strong Earnings Increase:
–
Downstream: Highest Ever quarterly ATOI, EBITDA %;
$209
million and 23.5%
–
Midstream:  ATOI up 45% year-over-year
–
Upstream: Improved Performance – 12 Consecutive Quarters;
$612 Primary Metals segment EBITDA per metric ton
Productivity: $862 million Across All Segments YoY
3
3Q 2014 Overview
Transformation Delivering Results; All Segments Improve Sequentially
Accelerating
Portfolio
Transformation
Completed $2.5 billion Firth Rixson acquisition financing;
expect to close by year-end
Signed multi-year contracts with Boeing and Pratt & Whitney;
>$2 billion combined, demonstrating multi-material aerospace leadership
Opened World’s largest Al-Li facility in Indiana; $100 million revenues already contracted for 2017
Saudi Arabia smelter fully
operational,
generated profits in 3Q14
Announced permanent closure of 150 kmt Portovesme smelter
Safely Executed Australia smelter Closure of 190 kmt capacity
Any reference in our presentation to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix
[Alcoa logo]

[Alcoa logo] William Oplinger Executive Vice President and Chief Financial Officer 4 October 8, 2014 [Alcoa logo]

Income Statement Summary
$ Millions, except aluminum prices and per-share amounts
3Q13 2Q14 3Q14
Prior Year
Change
Sequential
Change
Realized Aluminum Price ($/MT) $2,180 $2,291 $2,538 $358 $247
Revenue $5,765 $5,836 $6,239 $474 $403
Cost of Goods Sold $4,798 $4,765 $4,904 $106 $139
COGS % Revenue 83.2% 81.6% 78.6% (4.6 % pts.) (3.0 % pts.)
Selling, General Administrative, Other $248 $245 $243 ($5) ($2)
SGA % Revenue 4.3% 4.2% 3.9% (0.4 % pts.) (0.3 % pts.)
Other (Income) Expenses, Net ($7) $5 $23 $30 $18
Restructuring and Other Charges $151 $110 $209 $58 $99
Effective Tax Rate 41.3% 37.7% 60.3% 19.0% pts. 22.6% pts.
EBITDA $675 $776 $1,035 $360 $259
Net Income $24 $138 $149 $125 $11
Net Income Per Diluted Share $0.02 $0.12 $0.12 $0.10 $0.00
Income per Diluted Share excl Special Items
$0.11 $0.18 $0.31 $0.20 $0.13
5
Any reference in our presentation to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix.  See appendix for Adjusted Income reconciliation.
[Alcoa logo]

Special Items
$ Millions, except per-share amounts
2Q14 3Q14
Income Statement
Classification
Segment
Net Income $138 $149
Net Income Per Diluted Share $0.12 $0.12
Restructuring-Related
1
($54) ($202)
Restructuring and Other
Charges/COGS
Corporate / Primary
Metals
Tax Items ($2) $0 Income Taxes Corporate
Master U.S. Labor Agreement ($11) $0 COGS Corporate / All
Firth Rixson Acquisition Costs ($11) ($14) SG&A/Interest Expense Corporate
Saudi Arabia Smelter Potline ($6) $0
COGS/
Other Expenses, Net
Primary Metals
Mark-to-Market Energy Contracts $6 ($14)
Other Expenses, Net Corporate
Gain on Asset Sale $0 $9
Other Expenses, Net Corporate
Special Items ($78) ($221)
Net Income excl Special Items $216 $370
Net Income per Diluted Share excl Special Items $0.18 $0.31
1) Total restructuring-related charges in 3Q14 of $202 million (60 percent non-cash, 40 percent cash);
$167 million of charges relate to Portovesme closure See appendix for Adjusted Income reconciliation
6
[Alcoa logo]

Net Income excluding Special Items ($ Millions)
Market tailwinds and productivity drive sequential improvement
7
Market
+$133
Performance
+$36
Cost Headwinds/Other
-$15
See appendix for Adjusted Income reconciliation
2 2 22
11
3 22
111
370
216
11
Raw
Materials
Energy
3Q 14
Productivity Price
/ Mix
Volume Currency LME
2Q 14
Cost
Increases
/ Other
[Alcoa logo]

Net Income excluding Special Items ($ Millions)
Earnings more than triple year-over-year on productivity and pricing
8
Market
+$92
Performance
+$253
Cost Headwinds/Other
-$95
See appendix for Adjusted Income reconciliation
125 12
18
183
53
17
11
81
370
120
3Q 14 Cost
Increases
/ Other
Raw
Materials
Energy Productivity Price
/ Mix
Volume Currency LME
3Q 13
[Alcoa logo]

$ Millions
Revenue up 4% year-over-year driven by strong share gains across major markets
Best ever quarterly EBITDA margin of 23.5%
Best ever quarterly ATOI of $209M
Quarterly ATOI up 9% year-over-year driven by productivity, strong Aero,
Commercial Transportation and Building and Construction revenues
18 th Consecutive Quarter of year-over-year ATOI Growth
Aerospace market remains strong
Continued recovery in N.A. Non-Residential
Construction;
European weakness
continues,
outlook varies across regions
Continued strength in N.A. Heavy Duty Truck build rates; Europe flat
Share gains through innovation and productivity continue across all sectors
ATOI is expected to increase 8%-12% year-over-year
3Q 13 2Q 14 3Q 14
3
rd
Party Revenue ($ Millions)
1,437 1,502 1,495
ATOI ($ Millions)
192 204 209
EBITDA Margin
22.5% 23.1% 23.5%
3
rd
Quarter Results 3
rd
Quarter Business Highlights
4
th
Quarter Outlook 3
rd
Quarter Performance Bridge
3Q14 Actual and 4Q14 Outlook – Engineered Products and Solutions
Any reference in our presentation to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the appendix.
Record quarter ATOI, EBITDA % for Engineered Products and Solutions
9
$2
$8
3Q14
$209
Cost
Decrease
Prod-
uctivity
Price / Mix
-$3
Volume
-$1
Currency
-$1
2Q14
$204
[Alcoa logo]

Rising metal prices benefitted results
Record Auto sheet production as Davenport expansion ramps up
Volume, mix and cost impacts due to seasonal summer shutdowns in Europe
Continued productivity improvement
$ Millions
Expect record Auto sheet shipments as AIVs are ramping up
Expect continued strength in Aerospace and N.A. Industrial
Seasonal packaging decline, continued pricing pressure in packaging and industrial
ATOI up 150% year-over-year, excluding impacts from metal/currency
3Q 13 2Q 14 3Q 14
3
rd
Party Revenue ($ Millions) 1,805 1,860 1,926
ATOI ($ Millions) 71 79 103
EBITDA/MT 312 313 409
3
rd
Quarter Business Highlights
4
th
Quarter Outlook 3
rd
Quarter Performance Bridge
3Q14 Actual and 4Q14 Outlook – Global Rolled Products
Any reference in our presentation to EBITDA means adjusted EBITDA, for which we have provided calculations
and reconciliations in the appendix.   AIV = Aluminum intensive vehicle
10
GRP: metal price and cost control overcome volume, price declines
$4
$5
$0 $4
$1
$25
Labor
Negotiation
3Q14
$103
-$9
Currency Metal Cost
Decr./
Other
Energy Prod-
uctivity
Price
/ Mix
-$6
Volume 2Q14
$79
3
rd
Quarter Results
[Alcoa logo]

Alumina earnings up sharply on higher production and pricing
$ Millions
3Q14 Actual and 4Q14 Outlook – Alumina
3
rd
Quarter Results 3
rd
Quarter Business Highlights
3
rd
Quarter Performance Bridge
$6
$13
$13
$73
$62
$38
3Q14
-$1
Energy
-$14
-$66
Volume Currency LME
2Q14
Production and shipments increased due to stable operations
across the system and Pt. Comfort recovery after 2Q interruption
Higher LME-based pricing offset by lower API prices
Loss of carbon tax credits in Australia drove higher energy costs
Other cost increases driven by higher raw material prices
65% of 3 rd party shipments on spot or API for 2014
API pricing follows 30-day
lag;
LME-based pricing follows 60-day lag
Saudi JV refinery start up costs will begin, -$10M impact
All other performance in total will improve by $20M
3Q 13 2Q 14 3Q 14
Production (kmt) 4,214 4,077 4,196
3
rd
Party Shipments (kmt) 2,603 2,361 2,714
3
rd
Party Revenue ($ Millions) 846 761 886
ATOI ($ Millions) 67 38 62
11
4
th
Quarter Outlook
+$86 -$62
Market
Performance
[Alcoa logo]
Price
/ Mix
Prod-
uctivity
Cost
Inc./Other

Primary earnings more than double on improved performance, pricing
$ Millions
3Q14 Actual and 4Q14 Outlook – Primary Metals
3
rd
Quarter Results 3
rd
Quarter Business Highlights
3
rd
Quarter Performance Bridge
$8
$30
$8
$6
$40
$2 $18
$97
3Q14
$245
Saudi JV /
labor
negotiations
Portfolio
actions
-$31
Energy Volume Currency LME
$67
2Q14
Production down due to cessation of Pt. Henry production
Strong performance driven by realized prices, mix and lower
costs
Saudi JV smelter delivered profits in 3Q14
Portfolio actions include Portovesme and Pt. Henry final
closure impacts
Pricing follows a 15-day lag to LME
Production flat from 3Q
Energy costs escalating
$35M,
primarily in Europe
All other performance in total will offset energy cost
increases
3Q 13 2Q 14 3Q 14
Production (kmt) 897 795 760
3
rd
Party Shipments (kmt) 686 638 642
3
rd
Party Revenue ($ Millions) 1,600 1,659 1,865
3
rd
Party Price ($/MT) 2,180 2,291 2,538
ATOI ($ Millions) 8 97 245
12
4
th
Quarter Outlook
+$85 +$86
Market
Performance
[Alcoa logo]
Price
/Mix
Prod-
uctivity
Cost
Decr.
/ Other

3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

Advancing each generation.

4 days
lower
One day year-over-year increase in average DWC
Average Days Working Capital since Third Quarter 2009
4 days
lower
3 days
lower
See appendix for days working capital reconciliation
13
32
33
30
28
31
29
32
36
35
34
36
40 40 40
44
43
42
47
37 37
30
5 days
lower
1 day
higher
15 day reduction
since 3Q09
1 day increase
since 3Q13
Driver Horizon
Curtailments Near-term
Automotive growth Mid-term
[Alcoa logo]

($ Millions) 3Q13 2Q14 3Q14
Net Income before Noncontrolling Interests $44 $129 $131
DD&A
$348 $350 $346
Change in Working Capital ($61) $31 ($411)
Pension Contributions
($173) ($191) ($164)
Other Adjustments
$56 $199 $347
Cash from Operations
$214 $518 $249
Dividends to Shareholders
($33) ($36) ($36)
Share Issuance
- - $1,213
Change in Debt
($5) $296 $981
(Distributions to)/Contributions from Noncontrolling Interests
($53) $4 ($20)
Other Financing Activities
($2) $17 $2
Cash from Financing Activities
($93) $281 $2,140
Capital Expenditures
($250) ($258) ($283)
Other Investing Activities
($54) ($28) $2
Cash from Investing Activities
($304) ($286) ($281)
3
rd
Quarter Cash Flow Overview
14
3Q13, 2Q14 & 3Q14 Cash Flow
See appendix for Free Cash Flow reconciliation [Alcoa logo]

9,816
8,338
6,882
7,082
6,872
5,716
762
1,481
1,543 1,939
1,861
1,437
665
1,183
3,272
8,988
3Q14 2011
9,371
7,432
2010
9,165
7,622
2009
9,819
2008
10,578
1Q14
7,747
2013
8,319
8,055
2Q14 2012
8,829
6,968
15
(Millions)
Net Debt Debt to Cap Cash
38.1%
42.5%
38.7%
34.9%
35.3%
34.8%
35.0%
See appendix for Net Debt reconciliation
Debt, Net Debt, and Debt-to-Capital %
Net debt reflects acquisition financing
35.4% 37.3%
[Alcoa logo]

16
Attain 30%-35% Debt-to-Capital
Build Value-Add with Growth
Capital of $500M
Drive Productivity Gains of $850M
Invest in Saudi JV $125M
Overarching 2014 Financial Target Taking the right actions
Manage Sustaining Capital of
$750M
Positive
Free Cash
Flow
$862M
YTD:
$325M
$425M
$69M
37.3%
On track to meet our 2014 targets
2014 Annual Financial Targets and Year-to-Date Results
[Alcoa logo]

2014 Primary Aluminum Consumption (mmt), Annualized Growth (%)
Russia
Brazil
Other¹
MENA
SE Asia
India
North Asia
North America
Europe
China
1.0
2.0
1.1
2.0
2.0
2.1
4.2
6.4
6.6
25.4
52.8 mmt
2%
1%
4%
8%
8%
5%
5%
5%
2%
10%
2014 demand +7%
World ex China +4%
¹ Other includes Africa, E. Europe, Latin America ex Brazil and Oceania

Supply/Demand Analysis

2014E Alumina Supply/Demand Balance

SURPLUS
389
2Q14
Surplus
824
Supply
Demand

2014E Aluminum Supply/Demand Balance

DEFICIT
(671)
2Q14
Deficit
Supply
Demand

Global Inventories vs. LME Price Over Time $
Days of Consumption
$ per metric ton
Global Inventories
Decline 45 days
from the '09 peak
China incl SRB
Producer
Japan Port
LME On Warrant
Cancelled Warrants
Off Exchange
LME 3 Month

Advancing each generation.

17
Market fundamentals remain positive
Reaffirm 7% global demand growth Alumina surplus shrinking, aluminum deficit
Inventories declined 7 days in 3Q Premiums move to new record highs
See appendix for full scale charts
[Alcoa logo]

Klaus Kleinfeld Chairman and Chief Executive Officer 18 October 8, 2014 [Alcoa logo]

- **Large Commercial Aircraft** segment **Growth** of **12.1%**
- **Strong Commercial Jet Order Book: 9 Years of Production** at 2013 delivery rates
- **Good Airline Fundamentals**[1]: +5.9% Passenger and +3.1% Cargo Demand, Airline Profits Up ($18B in 2014)
- **Strong Commercial Jet Engine Order Book**: **~23,600** Engines on firm order
- **Rebounding Regional Jet** segment: +**13.2%** with **highest order book** in 5 years

NA
3% to 5%

- **Sales Up:** September **1.24M units**, **+9.3% YoY**; **YTD +5.4%** from **prior year**
- **Pent Up Demand:** Average **fleet age 11.4** years vs. **9.7 historical** average
- **Inventory Up: 64 days** in September; in-line with industry target (60 to 65 days)
- **Incentives Up:** Average $2,975/unit in advance of 2015 models
- **Production Up:** August production **-1.0% YoY**; **YTD +5.1%** from **prior year**

EU
2% to 4%

- **Registrations +6.1% YTD** from prior year; **Production +4.7% YTD**, softening in 2H'14
- **Exports** from Europe **+3.6%** from **prior year** (2014 forecast)

China
7% to 10%

- **Sales +7.7% YTD**; Growth driven by **increasing middle class** and **Clean Air Act**

Advancing each generation.

Aerospace and Automotive Markets Remain Strong; Forecast Unchanged
Alcoa End Markets: Current Assessment of 2014 vs. 2013
End Market
Growth
Global and Regional Commentary
Automotive
Aerospace
8% to 9%
Global sales
growth
2% to 4%
Global
production
growth
Source:  Alcoa analysis
1) International Air Transport Association 2014 Expectations
19 [Alcoa logo]

Global HDT Market Steady, Stronger N.A.; Packaging +2% to 3% Globally
End Market Growth Global and Regional Commentary
Packaging
Heavy Duty
Truck and Trailer
2% to 3%
Global sales
growth
NA
-1% to -2%
EU
2% to 3%
China
8% to 12%
• Demand decline: Weakness (-3.5% YTD) in Carbonated Soft Drinks (CSD)
• Improved performance (+3.4% YTD) in Beer Segment partially offsets CSD
• Demand Up: Strong 1H’14 growth in W.
Eur;
both CSD and beer segment improved
• Strong Demand: Increased Beer and Herbal Tea segments
NA
16% to 20%
EU
-7% to -10%
China
0 to 4%
• Orders Up: 3Q increased +43% YoY with continued strength YTD +32% from prior year
• Good Order Book: August 122k trucks
(10-year average 102k),
up +57% YoY
• Solid Fundamentals: +3.6% Freight ton miles
(Aug
YTD);
+3.7% Freight price
(2Q14 YoY)
• Production: Forecast increased; 79K units in 3Q14, +24.5% YoY
• Orders: - 4% YTD as expected
(EURO
• Market stabilizing
-1% to 3%
Global
production
flat/growth
Source:  Alcoa analysis
HDT = Heavy duty truck and trailer
Alcoa End Markets: Current Assessment of 2014 vs. 2013
20
Production: W. Eur
flat,
E. Eur ~ -20%
2014E
+ infrastructure for reg. changes
(Low Sulfur Gas Avail.)
VI);
(30% growth in
2013);
[Alcoa logo]

Solid Commercial B&C Growth; Global Airfoil Market Down YoY
End Market Growth Global and Regional Commentary
Industrial
Gas Turbines
Building and
Construction
-8% to -12%
Global airfoil
market decline
• Orders down: 1H’14 run rate -29% globally vs 2012/2013 levels; -45% from 2011 levels
• OECD electricity demand down 0.4% 1H’14 vs prior year (-2.2%, excl. U.S.)
• Spares demand: Negative impact from shift in energy mix/usage in key regions
• N.A.: Natural gas prices peaked in
1Q14;
coal gains share (U.S. gas-fired market share:
25.8% 2014 YTD vs 27.4% 2013)
• Europe: Gas-fired power squeezed by low-priced coal and subsidized renewables
NA
3% to 4%
EU
-2% to -3%
China
7% to 9%
Positive Early Indicators:
• Non-Residential Contracts
Awarded:
+12%
in September
(12-month rolling average)
• Architectural Billing
Index:
Positive at 53 in August; 4 consecutive months above 50
• Case-Shiller Home Price
Index:
+5.6% July YoY; growth moderated since Q1 (10%+)
•
Decline as weakness continues, outlook varies across markets
• Growth as fundamentals stabilize
4% to 6%
Global sales
growth
Source:  Alcoa analysis
B&C  = Building and construction
Alcoa End Markets: Current Assessment of 2014 vs. 2013
21 [Alcoa logo]

Value-Add:  Profitable Growth Upstream: Reduce Cost Position
Creating a Globally Competitive Commodity Business
Transforming Alcoa – Creating Compelling Sustainable Value
22
Engineered Products & Solutions Alumina
Global Rolled Products
Aluminum
[Alcoa logo]
Building a Lightweight Multi-Material Innovation Powerhouse

Flying High in Aerospace – Metallic Aircraft Here to Stay
Source: Alcoa, Photos courtesy of Airbus, Boeing
Over $2.8B
contracts
since 2012
23
July 11, 2012
May 1, 2014
September 11, 2014
December 16, 2013
October 2, 2014
July 14, 2014
September 25, 2014
[Alcoa logo]
$290M Spirit 5-year contract
Supply aluminum sheet products
for fuselage skins
$1.4B Airbus multi-year contract
Supply aluminum sheet, plate and hard alloy extruded
products across virtually all Airbus commercial programs
Utilizes Alcoa’s current, advanced-generation and Al-Li alloys
Boeing announces increase in B737 build rate:
47/month in 2017 to 52/month in 2018
Airbus launched all-metallic A330neo
Maiden flight of the Airbus A320neo
Over $1.0B multi-year Boeing contract;
content on every platform
Sole supplier of wing skins on all metallic aircraft
Enhances
existing position on structural components
Continue collaboration on developing new,
innovative
aerospace alloys including Al-Li
$110M Airbus multi-year contract
Supply Ti forgings used to connect A320neo wing structure
to engine, large Al forgings for the A330 and A380
Includes A380 inner rear wing spar; World’s largest
aerospace forging
made from  Alcoa’s proprietary 7085 alloy

Al-Li (R)Evolution: Growing the Footprint for Lightweight Al-Li Alloys
Examples of Aluminum-Lithium Applications
Launching into Space
Propelling into Aero Structures
Motoring into Auto and Industrial
Turbo Charging Engines
Developing world’s first
Al-Li fan blade forging
Lighter
weight; more cost-
effective than Ti, CFRP
Contributes to 16%
improved fuel burn vs.
today’s best engines,
less noise
Seat tracks
Floor beams
Better corrosion resistance
;
2X longer inspection intervals,
contributes to 30% lower costs
Wing Stringers: A380,
Bombardier Global 7000/8000
Floor Beams: A350, A380,
777x
Seat Tracks: A380,
Gulfstream G650
Audi roof beam
Al-Li forging
Generic fuselage frame
Elevated temp strength, corrosion
and fatigue
resistance
Roof beam: Audi; 2X stronger than
traditional alloy
Brake calipers, suspension parts:
Formula One
Turbo charger compressor wheels:
Commercial transport
Strong, (4-7%) lower density than
conventional aluminum
Lithium extrusions: ULA
Developing applications for SpaceX
SpaceX  Rocket
PW1100G-JM
Airbus A380
1) Versus conventional aluminum. ULA = United Launch Alliance. CFRP: Carbon-fiber-reinforced polymer.
Photos courtesy of Associated Press, Airbus, Pratt and Whitney, Audi AG
24 [Alcoa logo]
1

Unique Capabilities + Organic Investment = Al-Li Value-Add Growth
Summary of Alcoa Aluminum-Lithium Advantages, Growth Investment and Projected Revenues
Investing in Next-Gen Aerospace:  Largest Al-Li Casthouse
Industry’s most complete product portfolio
(including large press and hollow extrusions)
Alcoa applications on key aerospace platforms
~$90M investment
~20 kmt World’s
largest
Metallurgical expertise:
3 patented alloys, 1
patent-pending alloy
AA-developed equipment and technology
Global leader in Al-Li extrusions
Unmatched capability; forged rotating parts
Largest Al-Li ingots for single-piece components;
~50% larger than the nearest competition
Leveraging proximity for
enhanced collaboration;
extrusions, rolling mill, forging
capabilities
$100M
sales contracted
in 2017
25
facility
Innovation Heavyweight in Lightweight Metals
Offering the Broadest Product Portfolio
[Alcoa logo]

Firth Rixson Acquisition On Track
Portfolio Enhancing: Growing Market, High Tech
Largest
seamless Rings
200” in diameter
Full Range forged closed-die aero Engine Disks
Doubles AA’s Engine Content on key programs
~$100M synergies 1 ; 40% by year
2;
100% by year 5
Specialized Isothermal process;
3X demand growth expected in next 8 years
Disks enable Higher Operating Temperatures
(+70°F over legacy engines)
40% Improvement
in Combustion Efficiency
Multi-Material mix; 60%
Ni,
25%
Ti,
15% Steel/Al
Critical rotating Disks forged from Metal Powder
Integrated Nickel Supply of cast stick and billet
Strong Aerospace Offering
Array of Material Composition
Rings
Metal
Disks
Leading Edge Technology
Highlights of Firth Rixson Acquisition, Closing Progress and Post-Merger Preparation
Post-Merger Preparation Targeting 4Q Close
US
Ukraine
South Korea
Turkey
Regulatory Approval
Europe In progress
China In progress
Complete
Funding
Taiwan
2016
$1.6B
revenue
$350M
EBITDA
Focus Areas
Work Streams
1) Savings per year
26 [Alcoa logo]
HR, Communications
Manufacturing, Engineering,
Commercial
Financial, Procurement
Quality, EHS, Compliance, IT
Talent Retention, Development
Synergy Generation & Capture
Alcoa Operating Systems
Technology Sharing
Commercial and Procurement
Engagement
Comprehensive Day 1 “Go Live”

Reynobond ® / Reynolux ®
Panels
• Reynobond panels with
self-cleaning EcoClean™
coating
Kawneer
Sunshades /
Light Shelves
Capturing Rebound in N.A. Building and Construction
Leading Indicators of U.S. Non Res. Growth, Green Building Requirements, and Alcoa Product Portfolio
Market Improving; Green Demand Growing
Energy Requirements Increasing
Target of ‘Net Zero’ Buildings in USA by 2030
4
Green buildings provide:
- 25% Energy consumption
- 35% Emissions
+ 27%
Occupant satisfaction
1) 2013-2016 CAGR: 4% BCS vs. combined NA & EU market 1.4%.  2) McGraw-Hill Construction – CMFS Report, Q3 2014.  3) McGraw-Hill
Construction  2013. 4) ACEEE, 2012. 5) Alcoa analysis. 6) For LEED certified buildings.  7) Green Office Buildings Annual Economic
Review. 8) USGBC.
Kawneer Entrances
Kawneer Framing
Innovative Portfolio Drives Revenue, Performance
1,500
1,000
500
0
+38%
2014 2012 2010 2008
12%
31%
45%
55%
0%
20%
40%
60%
~4.5X
2016 2010 2013 2008
% Non-residential Green Building Market in USA 3 Non-residential Contracts Awarded in USA 2
Millions of Sq. Ft.
Kawneer
Curtain Wall Systems
• Thermal
• Blast mitigation
+70%
Facade Thermal
Performance 5 =
10%
Energy Savings
5
+5%
Rental Rates
6,7
20%
Higher ROI
6,8
Leads to:
Contributes to:
Late
1960s
Today
LEED certification
BCS: $1.1B
Revenue in 2016;
3X market growth
1
27 [Alcoa logo]
• Ultra thermal
• Hurricane resistant
• High traffic
• High thermal
• Blast mitigation
• Hurricane resistant

Growth For the Long Haul – Delivering Value For Our Customers
Global Commercial Vehicle Wheels Market, Customer Testimonials, Ultra ONE™ Europe Launch
Customers Love Ultra ONE™, Successful N.A. Launch
Launch in Europe
Alcoa’s Ultra ONE™ Goes International
Source: Alcoa Analysis. 1) Based on dollar value; Commercial Vehicle Wheel Market = Truck, Trailer & Bus.
2) CAGR growth from 2010 to 2018F.
+8%
CAGR²
$2.7
2018F
50%
50%
2014F
$2.0
60%
40%
2010
$1.5
70%
30%
Global Commercial Vehicle Wheel Market ($B)
and Penetration Rates 1
Al Gaining Ground in a Growing Market
Alcoa Wheels
sales growth
17% CAGR 2
15%
CAGR²
3%
CAGR²
Al
Steel
Alcoa Al wheels, 5X Stronger than Steel
17% Stronger Proprietary MagnaForce™ Alloy
Dura-Bright
®
:
10X improved Corrosion Resistance
No Mechanical or Chemical Cleaning
Looks New Longer
Available 2H 2015
“SHINE ON! #AlcoaWheels
thanks for the love and
appreciation! If my
#AlcoaWheels ain’t turnin
I ain’t Earning!”
- Herman Klein (@hermanator333)
via Twitter
28 [Alcoa logo]

Winning Alumina Formula = Market-Based Pricing + Cost Down
$177M
$246M
$286M
$298M
$735M
$1,742M
2012 2011 2009/2010 2013 YTD
3Q14
Total
1.7 mmt currently Curtailed
LOI to pursue Sale of Jamalco
2
interest
San Ciprian Natural Gas solution; complete in
4Q14; ~$20 per metric ton cost improvement
1)  All figures are pretax and pre-minority interest. 2009/2010 represent net productivity; 2011-2014 represent gross productivity.
2) Alcoa Minerals of Jamaica bauxite mine and alumina refinery
Capturing Productivity Gains
1
Restructuring and Improving
2010
2010
2013
2016
2014
2013
5%*
API/Spot Pricing
Cost Curve Position
Executing on Phase 2 in Saudi Arabia
98%
complete
73%
complete
First bauxite
shipped 2Q14
Phase 2 on time,
on budget
World’s lowest cost refinery
First alumina in 4Q14
2% point reduction on refining cost curve
21 st
percentile
30 th
percentile
27 th
percentile
* % of 3 rd party shipments
-9%
points
Cost Curve Reduction Levers, API/Spot Pricing and Alumina Cost Curve Targets
29
65%*
55%*
[Alcoa logo]

Reshaping Aluminum Portfolio + Enhancing Profitability
Cost Curve Reduction Levers, Value Add Product % and Global Smelting Cost Curve Targets
Optimizing the Smelting Portfolio
1)  All figures are pretax and pre-minority interest.  2009/2010 represent net productivity; 2011-2014 represent gross productivity
2)  CRU cost model, Alcoa analysis.          Operating capacity = Alcoa total base capacity less idled capacity
Capturing Productivity Gains
1
Saudi Arabia Smelter Fully Operational
At full
capacity;
600 kmt
production in 2014
2% point reduction on
the smelting cost curve
Smelter generated
profits in 3Q
Total Smelting Operating Capacity (kmt)
4,121
-418
2013
-253
2012
-239
2011
+234
2010
+61
2009
-198
2008
-344
2007
-28%
End of
3Q14
2,964
Recent announcements
Pt. Henry closure
Portovesme closure
$201M
$235M
$345M
$340M
$865M
$1,986M
Total YTD
3Q14
2013 2012 2011 2009/2010
More Value Add
2008: 51%
(% Total Shipments)
2010: 57%
2014E: 65%
=>
~$1.3B Margin
More Competitive
Improved Cost Position²
2008: 62 nd percentile
2010: 51 st percentile
2013: 43 rd percentile
2016: target
38th
percentile
Lower Break Even Point
-$362/mt Cash Cost
(3Q08-3Q14)
More Profits
$612 EBITDA/mt 3Q14
Transformation
since start of crisis
30
YTD
2014
[Alcoa logo]
(2008-2013)

Transformation Delivers, Driving Profitability
Capturing Growth Through Innovation and Smart Investments
Creating a Globally Competitive Commodity Business
Expanding Multi-Material Leadership in Major Growth Markets
31 [Alcoa logo]

APPENDIX [Alcoa logo]

Kelly Pasterick Vice President, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 33 [Alcoa logo]

Annual Sensitivity Summary
Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $240 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD
34
[Alcoa logo]

30%
16%
4%
6%
6%
7%
1%
14%
2%
14%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

Advancing each generation.

Revenue Change by Market 0% 8% 0% 0% (3%) (17%) 8% 38% 17% 12% 2% 19% 1% 15% 2% (12%) 6% 30% 5% 17% 3Q’14 Third-Party Revenue Sequential Change Year-Over-Year Change 35 [Alcoa logo]

[Alcoa logo]
Special Items
Pre-tax, Before NCI After-tax, After NCI
$ Millions, except per-share amounts 2Q14 3Q14 2Q14 3Q14
Income Statement
Classification
Segment
Income from Continuing Operations $207 $330 $138 $149
Income Per Diluted Share $0.17 $0.27 $0.12 $0.12
Restructuring-Related ($110) ($242) ($54) ($202)
Restructuring and
Other Charges/COGS
Corporate /
Primary Metals/
GRP
Tax Items $0 $0 ($2) $0 Income Taxes Corporate
Master Labor Agreement ($17) $0 ($11) $0 COGS Corporate / All
Firth Rixson Acquisition Costs ($13) ($20) ($11) ($14)
SG&A/Interest
Expense
Corporate
Saudi Arabia Smelter Potline ($6) $0 ($6) $0
COGS/
Other Expenses, Net
Primary Metals
Mark-to-Market Energy Contracts $11 ($27) $6 ($14) Other Expenses, Net Corporate
Gain on Asset Sale $0 $15 $0 $9 Other Expenses, Net Corporate
Special Items ($135) ($274) ($78) ($221)
Income from Continuing Ops excl Special Items $342 $604 $216 $370
Income per Diluted Share excl Special Items $0.29 $0.50 $0.18 $0.31
See appendix for Adjusted Income reconciliation.
36
[Alcoa logo]

2014E Shipments	Regional Premiums	Estimated Pricing Convention
55%	Midwest – Platts	15-day lag
30%	Rotterdam DDP – Metal Bulletin	45-day lag
10%	CIF Japan – Platts	Month prior to Quarter start
5%	Negotiated	Annual

Advancing each generation.

Composition of Regional Premium Pricing Convention 37 [Alcoa logo]

Alcoa smelting closures and curtailments
38
Location Year kmt
Baie Comeau 2008 53
Eastalco 2010 195
Badin 2010 60
Warrick 2010 40
Tennessee 2011 215
Rockdale 2011 76
Baie Comeau 2013 105
Fusina 2013 44
Massena East 2013 41
Massena East 2014 84
Point Henry 2014 190
Portovesme 2014 150
Total 1,253
Alcoa smelting capacity closures, since Dec 2007
Location kmt
Rockdale 191
Sao Luis 194
Pocos 96
Intalco 49
Wenatchee 41
Aviles 36
Portland 30
La Coruna 28
Total 665
Alcoa current curtailed capacity
[Alcoa logo]

Fuel Oil
13%
Natural gas
11%
Caustic
9%
Bauxite
25%
Conversion
42%

Input Cost	Inventory flow	Pricing convention	Annual ATOI Sensitivity
Fuel oil	1 – 2 months	Prior month	$3m per $1/bbl
Natural gas	N/A	Spot[1]	$16m per $1/GJ[1]
Caustic soda	3 - 6 months	Spot & semi-annual	$8m per $10/DMT

Conversion
23%
Alumina
32%
Materials
7%
Power
25%
Carbon
13%

Input Cost	Inventory flow	Pricing convention	Annual ATOI Sensitivity
Coke	1 - 2 months	Spot, quarterly & semi-annual	$8m per $10/MT
Pitch	1 - 2 months	Spot, quarterly & semi-annual	$2m per $10/MT

Advancing each generation.

Composition of Upstream Production Costs
39
Refining Cost Structure
Smelting Cost Structure
1) Natural gas information corresponds to Point Comfort, as Australia is priced on a rolling 16 quarter average
[Alcoa logo]

6.6
6.4
4.2
25.4
2.1
2.0
2.0
1.1
1.0
8%
8%
2%
4%
1%
10%
2%
5%
5%
5%
52.8 mmt
1 Other includes Africa, E. Europe, Latin America ex Brazil and Oceania
2014 Primary Aluminum Consumption (mmt), Annualized Growth (%)
China
Europe
North America
North Asia
India
SE Asia
MENA
Russia
Brazil
Other ¹
2.0
Source: Alcoa estimates, CRU, Harbor, Wood Mackenzie, SMM
Reaffirm 7% global demand growth
40
[Alcoa logo]
2014 demand +7%
World ex China +4%

Supply
Demand

Supply
Demand

Advancing each generation.

41
2014E Aluminum Supply/Demand Balance
’000 mt China Rest of World
2014 Production 25,336 25,737
2014 Production to be added 389 375
2014 Capacity (curtailed)/restarted, net 255 65
Total supply 25,980 26,177
Demand (25,450) (27,378)
Net Balance 530 (1,201)
2014E Alumina Supply/Demand Balance
’000 mt China Rest of World
2014 Production  44,729 55,186
2014 Production to be added 1,067 228
2014 Capacity to be (curtailed) 0 0
Imports/(exports) 4,500 (4,500)
Total supply 50,296 50,914
Demand (50,296) (50,525)
Net Balance 0 389
Source: Alcoa analysis, Brook Hunt, CRU, CNIA, NBS, Chinese Customs
Alumina surplus shrinking, aluminum deficit
Supply/Demand Analysis
DEFICIT
(671)
2Q14
Surplus
824
2Q14
Deficit
(930)
SURPLUS
389
[Alcoa logo]

Days of Consumption
$ per metric ton
Days of Consumption
108 days
LME Price
$2,214/MT
Days of Consumption
83 days
LME Price
$2,686/MT
Days of Consumption
63 days
LME Price
$2,026/MT
Global Inventories Decline 45 days from the '09 peak
105
98
91
84
77
70
63
56
49
42
35
28
21
14
7
0
$3,000
$2,500
$2,000
$1,500
$1,000
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
China Incl SRB
Producer
Japan Port
LME On Warrant
Cancelled Warrants
Off Exchange
LME 3 Month

Advancing each generation.

42 Global Inventories vs. LME Price Over Time $ Source: Alcoa estimates, IAI, LME, Marubeni, Shanghai Metal Exchange Inventories declined 7 days in 3Q [Alcoa logo]

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14

Advancing each generation.

Premiums move to record highs
Regional Premiums over time
$ per metric
ton
$ per metric
ton
Region End of 3Q 14
Europe $490/MT
Japan $420/MT
Midwest USA $488/MT
Average
3Q 14 vs. 3Q 13
Europe  76%
Japan   62%
Midwest USA  87%
Source: Monthly average of daily prices - Platts Metals Week
43
[Alcoa logo]

Reconciliation of ATOI to Consolidated Net Income (Loss) Attributable to
Alcoa
(in millions)
1Q13 2Q13 3Q13 4Q13 2013 1Q14 2Q14 3Q14
Total segment ATOI $351 $304 $338 $224 $1,217 $325 $418 $619
Unallocated amounts (net of tax):
Impact of LIFO (2) 5 9 40 52 (7) (8) (18)
Interest expense (75) (76) (70) (73) (294) (78) (69) (81)
Noncontrolling interests (21) 29 (20) (29) (41) 19 9 18
Corporate expense (67) (71) (74) (72) (284) (67) (70) (74)
Impairment of goodwill – – – (1,731) (1,731) - - -
Restructuring and other charges (5) (211) (108) (283) (607) (321) (77) (189)
Other (32) (99) (51) (415) (597) (49) (65) (126)
Consolidated net income (loss) attributable to Alcoa $149 $(119) $24 $(2,339) $(2,285) $(178) $138 $149
44 [Alcoa logo]

Reconciliation of Adjusted Income
(in millions, except per-
share amounts)
Income Diluted EPS
Quarter ended Quarter ended
September 30, June 30, September 30, September 30, June 30, September 30,
2013 2014 2014 2013 2014 2014
Net income attributable to
Alcoa $24 $138 $149 $0.02 $0.12 $0.12
Restructuring and other
charges 108 54 175
Discrete tax items* 1 (2) 25
Other special items** (13) 26 21
Net income attributable
to Alcoa – as adjusted $120 $216 $370 0.11 0.18 0.31
Net income attributable to Alcoa – as adjusted is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items (collectively, “special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income attributable to Alcoa determined under GAAP as well as Net income attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
· for the quarter ended September 30, 2014, a charge for the remeasurement of certain deferred tax assets of a subsidiary in Brazil due to a tax rate change ($34) and a net benefit for a number of small items ($9);
· for the quarter ended June 30, 2014, a net benefit for a number of small items; and
· for the quarter ended September 30, 2013, a net charge for a number of small items.
** Other special items include the following:
· for the quarter ended September 30, 2014, a favorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($33), the write off of inventory related to the permanent closure of smelters in Italy and Australia ($27), costs associated with a planned acquisition of an aerospace business ($14), a net unfavorable change in certain mark-to-market energy derivative contracts ($14), a gain on the sale of an investment ($9), and an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($8);
· for the quarter ended June 30, 2014, an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($24), a favorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($20), costs associated with (i) a planned acquisition of an aerospace business ($11)
and (ii) preparation for and ratification of a new labor agreement with the United Steelworkers ($11), a net favorable change in certain mark-to-market energy derivative contracts ($6), and an unfavorable impact related to the restart of one potline at the joint venture in Saudi Arabia that was previously shut down due to a period of pot instability ($6); and
· for the quarter ended September 30, 2013, an insurance recovery related to the March 2012 cast house fire at the Massena, NY location ($12), a net favorable change in certain mark-to-market energy derivative contracts ($8), an unfavorable impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($6), and the write off of inventory related to the permanent closure of two potlines at a smelter in Canada ($1).
45 [Alcoa logo]

Reconciliation of Alcoa Adjusted EBITDA
($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q13 2Q14 3Q14
Net income (loss) attributable to Alcoa $938 $1,310 $1,233 $2,248 $2,564 $(74) $(1,151) $254 $611 $191 $(2,285) $24 $138 $149
Add:
Net income (loss) attributable to noncontrolling
interests 212 233 259 436 365 221 61 138 194 (29) 41 20 (9) (18)
Cumulative effect of accounting changes 47 – 2 – – – – – – – – – – –
Loss (income) from discontinued operations – 27 50 (22) 250 303 166 8 3 – – – – –
Provision (benefit) for income taxes 367 546 464 853 1,623 342 (574) 148 255 162 428 31 78 199
Other (income) expenses, net (278) (266) (478) (236) (1,920) (59) (161) 5 (87) (341) (25) (7) 5 23
Interest expense 314 271 339 384 401 407 470 494 524 490 453 108 105 126
Restructuring and other charges (28) (29) 266 507 268 939 237 207 281 172 782 151 110 209
Impairment of goodwill – – – – – – – – – – 1,731 – – –
Provision for depreciation, depletion, and
amortization 1,110 1,142 1,227 1,252 1,244 1,234 1,311 1,450 1,479 1,460 1,421 348 349 347
Adjusted EBITDA $2,682 $3,234 $3,362 $5,422 $4,795 $3,313 $359 $2,704 $3,260 $2,105 $2,546 $675 $776 $1,035
Sales $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $24,951 $23,700 $23,032 $5,765 $5,836 $6,239
Adjusted EBITDA Margin 14.2% 15.1% 13.9% 18.7% 16.4% 12.3% 1.9% 12.9% 13.1% 8.9% 11.1% 11.7% 13.3% 16.6%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
46 [Alcoa logo]

Reconciliation of Alumina Adjusted EBITDA
($ in millions, except per metric ton
amounts) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q13 2Q14 3Q14
After-tax operating income (ATOI) $415 $632 $682 $1,050 $956 $727 $112 $301 $607 $90 $259 $67 $38 $62
Add:
Depreciation, depletion, and amortization 147 153 172 192 267 268 292 406 444 455 426 100 100 100
Equity (income) loss – (1) – 2 (1) (7) (8) (10) (25) (5) 4 2 7 7
Income taxes 161 240 246 428 340 277 (22) 60 179 (27) 66 17 12 26
Other (55) (46) (8) (6) 2 (26) (92) (5) (44) (8) (6) (2) – (2)
Adjusted EBITDA $668 $978 $1,092 $1,666 $1,564 $1,239 $282 $752 $1,161 $505 $749 $184 $157 $193
Production (thousand metric tons) (kmt) 13,841 14,343 14,598 15,128 15,084 15,256 14,265 15,922 16,486 16,342 16,618 4,214 4,077 4,196
Adjusted EBITDA / Production ($ per
metric ton) $48 $68 $75 $110 $104 $81 $20 $47 $70 $31 $45 $44 $39 $46
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
47 [Alcoa logo]

Reconciliation of Primary Metals Adjusted EBITDA
($ in millions, except per metric ton amounts)
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q13 2Q14 3Q14
After-tax operating income (ATOI) $657 $808 $822 $1,760 $1,445 $931 $(612) $488 $481 $309 $(20) $8 $97 $245
Add:
Depreciation, depletion, and amortization 310 326 368 395 410 503 560 571 556 532 526 131 129 124
Equity (income) loss (55) (58) 12 (82) (57) (2) 26 (1) 7 27 51 13 17 –
Income taxes 256 314 307 726 542 172 (365) 96 92 106 (74) (16) 30 95
Other 12 20 (96) (13) (27) (32) (176) (7) 2 (422) (8) 2 (5) 1
Adjusted EBITDA $1,180 $1,410 $1,413 $2,786 $2,313 $1,572 $(567) $1,147 $1,138 $552 $475 $138 $268 $465
Production (thousand metric tons) (kmt) 3,508 3,376 3,554 3,552 3,693 4,007 3,564 3,586 3,775 3,742 3,550 897 795 760
Adjusted EBITDA / Production ($ per metric
ton) $336 $418 $398 $784 $626 $392 $(159) $320 $301 $148 $134 $154 $337 $612
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
48 [Alcoa logo]

Reconciliation of Global Rolled Products Adjusted EBITDA
($ in millions, except per metric ton amounts) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q13 2Q14 3Q14
After-tax operating income (ATOI) $232 $223 $232 $290 $300 $317 $151 $(41) $(106) $241 $260 $346 $252 $71 $79 $103
Add:
Depreciation, depletion, and amortization 167 184 190 200 220 223 227 216 227 238 237 229 226 56 58 62
Equity loss 2 4 1 1 – 2 – – – – 3 6 13 3 6 8
Income taxes 112 90 77 97 135 113 77 14 12 103 98 159 108 32 23 42
Other (5) (8) (5) 1 1 20 1 6 (2) 1 1 (2) – – 1 –
Adjusted EBITDA $508 $493 $495 $589 $656 $675 $456 $195 $131 $583 $599 $738 $599 $162 $167 $215
Total shipments (thousand metric tons) (kmt) 1,863 1,814 1,893 2,136 2,250 2,376 2,482 2,361 1,888 1,755 1,866 1,943 1,989 519 533 526
Adjusted EBITDA / Total shipments ($ per
metric ton) $273 $272 $261 $276 $292 $284 $184 $83 $69 $332 $321 $380 $301 $312 $313 $409
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
49 [Alcoa logo]

Reconciliation of Engineered Products and Solutions Adjusted EBITDA
($ in millions) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q13 2Q14 3Q14
After-tax operating income (ATOI)
$126 $161 $276 $382 $423 $522 $311 $419 $537 $612 $726 $192 $204 $209
Add:
Depreciation, depletion, and
amortization 166 168 160 152 163 165 177 154 158 158 159 40 41 40
Equity loss (income) – – – 6 – – (2) (2) (1) – – – – –
Income taxes 57 70 120 164 184 215 138 198 258 297 348 91 102 100
Other 11 106 (11) (2) (7) 2 1 – (1) (9) (2) – – 2
Adjusted EBITDA $360 $505 $545 $702 $763 $904 $625 $769 $951 $1,058 $1,231 $323 $347 $351
Third-party sales $3,905 $4,283 $4,773 $5,428 $5,834 $6,199 $4,689 $4,584 $5,345 $5,525 $5,733 $1,437 $1,502 $1,495
Adjusted EBITDA Margin 9.2% 11.8% 11.4% 12.9% 13.1% 14.6% 13.3% 16.8% 17.8% 19.1% 21.5% 22.5% 23.1% 23.5%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
50 [Alcoa logo]

Reconciliation of Free Cash Flow
(in millions)
Quarter ended
31-Dec-11 31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 31-Mar-14 30-Jun-14 30-Sep-14
Cash from
operations
$1,142 $(236) $537 $263 $933 $(70) $514 $214 $920 $(551) $518 $249
Capital expenditures (486) (270) (291) (302) (398) (235) (286) (250) (422) (209) (258) (283)
Free cash flow $656 $(506) $246 $(39) $535 $(305) $228 $(36) $498 $(760) $260 $(34)
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
51 [Alcoa logo]

Reconciliation of Free Cash Flow, continued
(in millions)
Quarter ended
31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 30-Sep-11
Cash from
operations
$608 $(271) $328 $184 $1,124 $199 $300 $392 $1,370 $(236) $798 $489
Capital
expenditures
(1,017) (471) (418) (370) (363) (221) (213) (216) (365) (204) (272) (325)
Free cash flow $(409) $(742) $(90) $(186) $761 $(22) $87 $176 $1,005 $(440) $526 $164
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-
discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
52 [Alcoa logo]

Days Working Capital
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
*The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
** Beginning January 1, 2014, management changed the manner in which Working Capital is measured by moving from an end of quarter Working Capital to an average quarter Working
Capital.  This change will now reflect the capital tied up during a given quarter.  As such, the components of Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.
53
($ in millions) Quarter ended
31-Mar-12 30-Jun-12 30-Sep-12 31-Dec-12 31-Mar-13 30-Jun-13 30-Sep-13 31-Dec-13 31-Mar-14 30-Jun-14 30-Sep-14
Receivables from customers, less
allowances   $1,709 $1,650 $1,600 $1,573 $1,704 $1,483 $1,427 $1,383 $1,391 $1,401 $1,526
Add: Deferred purchase price receivable* 85 144 104 53 50 223 347 339 238 371 438
Receivables from customers, less
allowances, as adjusted 1,794 1,794 1,704 1,626 1,754 1,706 1,774 1,722 1,629 1,772 1,964
Add: Inventories 3,079 3,097 3,051 2,894 2,961 2,949 2,932 2,783 2,974 3,201 3,194
Less: Accounts payable, trade 2,660 2,594 2,496 2,587 2,656 2,820 2,746 2,816 2,813 2,880 3,016
Working Capital** $2,213 $2,297 $2,259 $1,933 $2,059 $1,835 $1,960 $1,689 $1,790 $2,093 $2,142
Sales $6,006 $5,963 $5,833 $5,898 $5,833 $5,849 $5,765 $5,585 $5,454 $5,836 $6,239
Days Working Capital 34 35 36 30 32 29 31 28 30 33 32
[Alcoa logo]

Reconciliation of Net Debt
Net debt is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
(in millions)
December 31, March 31, June 30, September 30,
2008 2009 2010 2011 2012 2013 2014 2014 2014
Short-term borrowings $478 $176 $92 $62 $53 $57 $53 $133 $57
Commercial paper 1,535 – – 224 – – – 223 99
Long-term debt due within one year 56 669 231 445 465 655 85 87 35
Long-term debt, less amount due within one
year 8,509 8,974 8,842 8,640 8,311 7,607 7,609 7,612 8,797
Total debt 10,578 9,819 9,165 9,371 8,829 8,319 7,747 8,055 8,988
Less: Cash and cash equivalents 762 1,481 1,543 1,939 1,861 1,437 665 1,183 3,272
Net debt $9,816 $8,338 $7,622 $7,432 $6,968 $6,882 $7,082 $6,872 $5,716
54 [Alcoa logo]

Reconciliation of Net Debt-to-Capital
55
($ in millions) June 30, 2014 September 30, 2014
Debt-to-Capital
Cash and Cash
Equivalents Net Debt-to-Capital Debt-to-Capital
Cash and Cash
Equivalents Net Debt-to-Capital
Total Debt
Short-term borrowings $133 $57
Commercial paper 223 99
Long-term debt due within
one year 87 35
Long-term debt, less
amount due within one
year 7,612 8,797
Numerator $8,055 $1,183 $6,872 $8,988 $3,272 $5,716
Total Capital
Total debt $8,055 $8,988
Total equity 14,706 15,139
Denominator $22,761 $1,183 $21,578 $24,127 $3,272 $20,855
Ratio 35.4% 31.8% 37.3% 27.4%
Net debt-to-capital is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses
Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
[Alcoa logo]